Newtek Business Services, Inc.
NASDAQ: NEWT
FY 2007 Financial Results Conference Call
March 27, 2007, 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Jayne L. Cavuoto
212-273-8193
jcavuoto@newtekbusinessservices.com
Exhibit 99.2

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

FY 2007 and Related Highlights
Exploring adoption of Fair Market Value (FMV) accounting
for Capco segment
In process to finalize research and take accounting position on ability to utilize FMV accounting (SFAS 159) for Capco
financial assets and liabilities
SFAS 159 became effective for financial statements issued
for fiscal years beginning after November 15, 2007
Increased business service revenue by 20%year-over-
year
Experienced continued year-over-year growth in business
accounts by 16%
Maintained strong financial position
$38.3 million in cash (at December 31, 2007)

2007 Financial Highlights
Core operating segment revenue FY 2007 v. FY 2006
Electronic Payment Processing: $55.0 million - up 26% over
FY 2006
Web Hosting: $16.2 million - up 19.1% over FY 2006
SBA Lending: $9.1 million - down (4.2)% over FY 2006
FY 2007 pre-tax loss of $17.1 million
$9.4 million of FY 2007 pre-tax loss attributable to CAPCO
non-cash loss
Depreciation and amortization non-cash expense of $7.4
million in FY 2007
Cash flow
$12.5 million cash flow positive from three core operating
segments
Cash flow from operations at Holding Company down $(2.0)
million

Core Segment Revenue Growth
$54.1
$66.7
$80.3
$-
$30.0
$60.0
$90.0
2005 2006 2007
Core Segment Revenue
Three core operating segments - Electronic Payment Processing,
Web Hosting and Lending Segments - comprise 87% of total
revenue, an increase from 76% of total revenue in 2006
2007 revenue increased 20% year-over-year for three core
operating segments
Core Segments
Annual Revenue Growth
-
$36.7
$15.6
$5.3
$-
$15.0
$30.0
$45.0
2005 2006 2007
Capco Non-Cash Revenue
Annual Decrease in
Capco Non-Cash Revenue
-

2007 Financial Highlights
Financial strength (at December 31, 2007)
$38.3 million in cash and cash equivalents, and restricted
cash
•
Equates to $1.06 cash per share
Very little quantifiable debt
Liquidity (at December 31, 2007)
GE line of credit: $50 million total capacity for small business lending
North Fork Bank revolving credit facility: $10 million total capacity
Wells Fargo line of credit: $10 million total capacity for
account receivables financing

7 2007 Accomplishments

8 2007 Accomplishments Focus on operating business New product and service line development Increased number of business accounts Enhanced and expanded operations

Focus on Operating Business
-$8.3
-$6.3
-$4.3
-$2.7
-$1.4
$9.4*
-$10.0
-$8.0
-$6.0
-$4.0
-$2.0
$0.0
Capco Non-Cash Loss
As Capco seasons, non-cash
effect on earnings will continue
to decline
Focus on inherent value of
operating business
Pro-forma Non-Cash Loss
Assumes Adoption of SFAS 159
Capco Non-Cash Loss Expectation
Without Adoption of SFAS 159
Currently exploring ways to
present financials more clearly
Analyzing different types of
accounting treatments for
Capco; SFAS 159
*Actual Capco non-cash loss in 2007
2008
2009 2012 2010 2011
2008 2009 2012 2010 2011 2007

-$0.106
-$0.505
$0.055 $0.055
-$0.954
-$1.0
-$0.8
-$0.6
-$0.4
-$0.2
$0.0
$0.2
Capco Non-Cash Loss

($ in millions)
160% Increase
PROJECTED

WE DO IT BETTER

Newtek™

10 Steady Operating Revenue Growth $36.6 $59.2 $72.3 $87.5 $95.0 $- $20.0 $40.0 $60.0 $80.0 $100.0 2004 2005 2006 2007 2008* Total Revenue Excluding CAPCO Non-Cash Income 0 *Projected

New Product/Service Development
Continued to enhance our one-stop-shop business
service menu
Products
Business Credit Card, which is Newtek™ branded Visa
®
and MasterCard
®
with lines up to $50,000
Newtek™ branded unsecured line of credit with borrowing
capacity of up to $100,000
Newtek receivables finance
Newtek merchant cash advance
Added Payroll Services to business service menu
Launch of Newtek Insurance portal on Navy Federal
Credit Union website
Developed Newtek™ Business Service Suite

AIG

AIG Small Business®

Select from our menu of business services below and a Newtek Specialist will assist you in achieving your business goals.

Business Lending
Business loans to start up, acquire, or expand your business

Electronic Payment Processing
Credit card, debit card, check conversion, and ACH solutions

Insurance Services
Nationwide commercial and personal lines of insurance

Payroll Services
The all inclusive solution to your company's payroll, recordkeeping, and tax filing

Web Hosting
Full service web host including domain registration and online shopping cart

Web Design & Development
Customized web design and development services for a powerful web presence

Data Storage & Retrieval
Fast, secure, off-site data backup, storage and retrieval

Outsourced Digital Bookkeeping
Book & record keeping at a fraction of the cost of in-house staff

Tax Preparation
Expert tax planning and consultation for your business

Business Plan Preparation
Professional business plan assistance providing a roadmap for success

Need Help?
Quickly determine which service meets your needs

powered by Newtek™

WE DO IT BETTER

Newtek™

12 Newtek™ Business Service Suite

NAVY FEDERAL

Select from our menu of business services below and a Business Specialist will assist you in achieving your business goals.

Homeowners
Coverage for your home insurance needs from a selection of companies

Group Benefits
Participate in a group insurance plan that is valued by your employees

Employment Practices
Protect yourself from potential legal action from your employees

Specialty Coverages
Cover a wide range of risks and exposures encountered in today's business environment

Let Us Help You
Quickly determine which insurance coverage is right for you

Business Owners Policy (BOP)
Packaged property/casualty insurance policy for small businesses

Group Health
Proper plan design could save your company thousands of dollars in premium

Umbrella
Provides an extra layer of protection by supplementing the liability coverage you already have

Commercial Auto
Protect your company vehicles even if you have personal auto insurance

Commercial General Liability
Liability coverage for claims of bodily injury or property damage

Worker's Compensation
State mandated protection for your employee's work place injuries

Professional Liability
Protection if you are sued as a result of rendering professional services powered by Newtek™

WE DO IT BETTER

Newtek™

13 Newtek™ Insurance Portal

Capturing Market Opportunity
Small business market
Over 26.8 million potential clients*
Over 87,000 business accounts at 12/31/2007, a year-
over-year increase of 16%
Tremendous opportunity to further penetrate the market
Gained new strategic alliance partnerships
NewAlliance Investments, Inc.
PSCU Financial Services
AIG
Agreement with Discover Financial Services
Over 200 credit unions as customers at 12/31/2007
*Source: SBA Office of Advocacy

Partnered with the Biggest and Best
Morgan Stanley
AIG
Merrill Lynch
Credit Union National Association (CUNA)
Fiserv Solutions, Inc. d/b/a IntegraSys
Navy Federal Credit Union
PSCU Financial Services
General Motors MDA
Daimler-Chrysler MDA
BankAtlantic
NewAlliance Bank
Others
The largest investment bank by number of brokers
Merrill Lynch -
15,000 financial advisors
The largest insurance company in the world
AIG -
$1.0 trillion in assets
The largest credit union in the world
Navy Federal Credit Union
- Over 2.7 million members
Our Distribution Channels

Enhanced and Expanded Operations
Expanded offices to support continued growth
Expanded our web hosting data center to accommodate
growth in business
Brownsville, TX operations
•
$1.25 million EDA grant to expand operations facility to a
20,000 square foot space
NYC Headquarters
Adding Talent
Key hires to support continued growth and strategy
•
Human resources, insurance segment, lending segment

17 Core Operating Segments; A Closer Look

Lending
2007 revenue decreased by 4.2% to $9.1 million over 2006
primarily as a result of:
In 2007, the average premium received on the sale of
guaranteed loans decreased from 2006 levels
•
2006 average premium: 9.86%
•
2007 average premium: 9.10% (2
nd
half of 2007 premium 8.34%)
Approximate 30% decline in spread for servicing asset
Smaller gain on sale for uninsured loan participation
Lending segment cash flow positive
Despite GAAP loss of $(90,000) in 2007, there was a $1.0
increase in net equity assets
Long-term loan portfolio performance
•
Loan portfolio performing in line with expectations
•
Adequately reserved

Lending Statistics
Pre-qualified Loans
$210,000
$215,000
$220,000
$225,000
$230,000
2006 2007
2006 2007
Lending Referrals
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
2006 2007
2006 2007
Loans Underwritten
$170,000
$172,000
$174,000
$176,000
$178,000
$180,000
$182,000
2006 2007
2006 2007

Loans Approved & Closed
Total Loans Approved
$40,000
$60,000
$80,000
2006 2007
2006 2007
Tightened underwriting guidelines
2007 approval rate decreased to 39% from 47% in 2006
Decreased approval rate
NOT
a result of lack of opportunity,
but rather
OUR decision
to tighten underwriting guidelines
2007 close rate increased to 89% from 77% in 2006
Result of increased efficiencies in closing process
Total Loans Closed
$20,000
$40,000
$60,000
2006 2007
2006 2007

Going Forward
Reevaluation of primary loan origination sources
Breakeven rate in CDS (name will change to Newtek
Business Credit) decreased to $3.0 million from $9.0
million
CDS consolidation accounts for approximately $600,000 of
the 2008 forecasted pre-tax loss in the lending segment
Expect to participate in government-guaranteed USDA
loan program
Continue to bid on both performing and non-performing
loan portfolios

Loan Portfolio Acquisitions
Currently bidding on performing and non-performing loan
portfolios
SBA lending expertise
In-house SBA servicing capabilities
Underutilized capacity to support portfolio acquisition
Ability to purchase SBA loan portfolios and servicing from
banks exiting this area of lending and provide new
outsourced funding solutions

Electronic Payment Processing
Electronic Payment Processing (EPP)
Cash flow positive business
Significant operating leverage
Potential to increase market share
2008 EPP segment EBITDA forecast:
$1.6 to $1.7 million
EPP segment does not have any debt

Web Hosting
Continue to invest in Web Hosting segment
Moved into new larger data center to support continued
growth
New product development
•
2008: Intend to offer business and financial services to existing financial institution clients
•
Bundled products: i.e. Insured web hosting
2008 Web Hosting segment EBITDA forecast:
$1.5 to $1.6 million
Web Hosting segment does not have any debt

Cost Reduction Measures
Reduced headcount and salary-related expenses at the
Holding Company (Newtek Business Services, Inc.) in
2007
Plan to review other segments to recognize additional
cost reductions
Intend to close and consolidate certain company
facilities throughout the U.S. to realize additional cost
reductions

26 Financial Review Seth A. Cohen - CFO

FY 2007 Actual vs. FY 2006 Actual
Revenue For
The Year
Ended
December 31,
2007 Actual
Revenue For The
Year Ended
December 31,
2006 Actual
Pretax Net
Income (Loss)
For The Year
Ended December
31, 2007 Actual
Pretax Net Income
(Loss) For The
Year Ended
December 31,
2006 Actual
EBITDA For
The Year Ended
December 31,
2007 Actual
EBITDA For
The Year
Ended
December 31,
2006 Actual
Electronic
Payment
Processing
54.969 43.593 2.362 2.936 4.323 4.402
Web Hosting 16.237 13.610 3.216 3.769 6.585 6.815
SBA
Lending
9.105 9.491 (0.090) 0.317 3.224 4.036
CAPCO 6.478 17.151 (13.130) (5.048)
All Other 6.515 5.093 (1.448) (0.316)
Corporate
Activities
4.052 4.507 (8.014) (4.867)
Interco
Eliminations
(4.521) (5.540)
Total 92.835 87.905 (17.104) (3.209)
In millions of dollars

FY 2007 Guidance vs. FY 2007 Actual
In millions of dollars
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
55.1 – 55.5 54.969 2.3 – 2.3 2.362 3.9 – 4.1 4.323
Web Hosting 15.9 – 16.1 16.237 3.2 – 3.6 3.216 6.6 – 7.0 6.585
SBA Lending 10.3 – 10.5 9.105 0.4 – 0.7 (0.090) 3.9 – 4.2 3.224
CAPCO 6.6 – 6.8 6.478 (14.9) – (14.9) (13.130)
All Other 6.0 – 6.2 6.515 (1.8) – (1.6) (1.448)
Corporate
Activities
4.6 – 4.6 4.052 (6.8) – (6.8) (8.014)
Interco
Eliminations
(4.7) – (4.7) (4.521)
Total 93.8 – 95.0 92.835 (16.3) – (15.1) (17.104)

Cash Flows from Operating Activities
Electronic
Payment
Processing
Web
hosting
SBA
Lending
All
other
Corporate
activities
Total
Business
Services
Segments
CAPCO
Segments
Eliminations Total
54.969        16.237        9.105          6.515          4.052          Net Revenue 90.878        6.478          (4.521)           92.835
52.607        13.021        9.195          7.963          12.066        Total Expenses 94.852        19.608        (4.521)           109.939
2.362          3.216          (0.090)         (1.448)         (8.014)
Income (loss) before (provision)
benefit for income and
discontinued operations (3.974)         (13.130)       -               (17.104)
(0.796)         (1.216)         (0.030)         0.579          2.993
(Provisions) benefit for income
taxes 1.530          4.845          -               6.375
1.566          2.000          (0.120)         (0.869)         (5.021)
Income (loss) before
discontinued operations (2.444)         (8.285)         -               (10.729)
-             -             -             (0.490)         -             Discontinued operations, net of taxes (0.490)         -             -               (0.490)
1.566          2.000          (0.120)         (1.359)         (5.021)         Net income (loss) (2.934)         (8.285)         -               (11.219)
Non-Cash:
-             -             -             -             -             Income from tax credits -             (5.314)         -               (5.314)
1.961          3.266          1.562          0.254          0.260          Depreciation and Amortization 7.303          0.057          -               7.360
-             -             -             -             -             Accretion of interest expense -             11.756        -               11.756
0.793          1.157          -             (0.574)         (3.040)         Deferred income taxes (1.664)         (4.885)         -               (6.549)
-             -             0.840          -             -             Provision for loan losses 0.840          -             -               0.840
-             -             (0.805)         -             -             Capitalization of servicing assets (0.805)         -             -               (0.805)
-             -             (1.112)         -
Gain on sale of investment in
qualified business (1.112)         -             -               (1.112)
-             0.005          (0.058)         (0.449)         0.538          Other non-cash - net 0.036          (0.448)         -               (0.412)
Change in assets and liabilities:
-             -             1.426          -             -
Proceeds from sale of SBA
loans over originations 1.426          -             -               1.426
-             -             -             Prepaid insurance -             2.959          -               2.959
-             -             (0.031)         (0.151)         Restricted cash change (0.182)         -             -               (0.182)
0.469          (0.014)         (1.496)         0.843          0.318          Other - net 0.120          (0.875)         -               (0.755)
4.789          6.414          1.318          (2.548)         (6.945)
Net cash provided by (used in)
operations 3.028          (5.035)         -               (2.007)
Business Services Segments
Cash Flows from Operating Activities by Segment
For The Year Ended December 31, 2007
In millions of dollars

2007 Q4 Actual  vs. 2006 Q4 Actual
Revenue
Q4 2007
Actual
Revenue
Q4 2006
Actual
Pretax Net
Income (Loss)
Q4 2007
Actual
Pretax Net
Income (Loss)
Q4 2006
Actual
EBITDA
Q4 2007
Actual
EBITDA
Q4 2006
Actual
Electronic
Payment
Processing
15.331 12.320 (0.210) 0.864 0.342 1.296
Web Hosting 4.226 3.609 0.753 0.722 1.582 1.477
SBA Lending 2.024 2.225 (0.283) (0.035) 0.529 0.838
CAPCO 1.552 11.464 (3.345) 5.851
All Other 1.535 0.917 (0.590) 0.032
Corporate
Activities
1.060 1.008 (1.913) (0.938)
Intercompany
Eliminations
(1.180) (1.702)
Total 24.548 29.841 (5.588) 6.496
In millions of dollars

2007 Q4 Guidance  vs. Actual Results
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
15.4 – 15.6.5 15.331 (0.2) – (0.2) (0.210) 0.2 – 0.2 0.342
Web Hosting 4.1 – 4.2 4.226 0.8 – 1.0 0.753 1.7 – 1.9 1.582
SBA Lending 2.9 – 3.0 2.024 0.3 – 0.5 (0.283) 1.2 – 1.4 0.529
CAPCO 1.6 – 1.7 1.552 (4.0) – (4.0) (3.345)
All Other 1.2 – 1.3 1.535 (0.8) – (0.7) (0.590)
Corporate
Activities
1.2 – 1.2 1.060 (1.5) – (1.5) (1.913)
Intercompany
Eliminations
(1.1) – (1.1) (1.180)
Total 25.3 – 25.9 24.548 (4.2) – (3.5) (5.588)
In millions of dollars

EBITDA Reconciliation
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
Annually
Pretax Income
(Loss) for the Year
Ended December
31, 2007
Interest Expense for
the Year Ended
December 31, 2007
Depreciation and
amortization for the Year
Ended December 31, 2007
EBITDA for the
Year Ended
December 31, 2007
Electronic Payment
Processing
2.362 - 1.961 4.323
Web Hosting 3.216 0.103 3.266 6.585
SBA Lending (0.090) 1.752 1.562 3.224
Pretax Income
(Loss) for the Year
Ended December
31, 2006
Interest Expense for
the Year Ended
December 31, 2006
Depreciation and
amortization for the Year
Ended December 31, 2006
EBITDA for the
Year Ended
December 31, 2006
Electronic Payment
Processing
2.936 - 1.466 4.402
Web Hosting 3.769 0.484 2.562 6.815
SBA Lending 0.317 2.093 1.626 4.036

Pretax Income
(Loss) for Q4 2007
Interest Expense for
Q4 2007
Depreciation and
amortization for Q4 2007
Q4 2007 EBITDA
Electronic Payment
Processing
(0.210) - 0.552 0.342
Web Hosting 0.753 0.011 0.818 1.582
SBA Lending (0.283) 0.421 0.391 0.529
Pretax Income
(Loss) for Q4 2006
Interest Expense for
Q4 2006
Depreciation and
amortization  for Q4 2006
Q4 2006 EBITDA
Electronic Payment
Processing
0.864 - 0.432 1.296
Web Hosting 0.722 0.041 0.714 1.477
SBA Lending (0.035) 0.476 0.397 0.838
EBITDA Reconciliation
EBITDA Reconciliation to Net Income (Loss)
Quarterly
In millions of dollars

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization.  Newtek uses EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents
EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider
EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using
EBITDA only supplementally.

35 Going Forward: 2008 Barry Sloane - CEO

2008 Annual Segment Guidance
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
High Low High Low High Low High Low High Low
2008 Full Year
Revenue 66.1       65.5       18.5       18.0       11.0       10.5       3.0         2.5         4.0         3.5
Pretax Net Income 4.8         4.3         3.3         2.9         (1.5)       (2.0)       (2.7)       (3.2)       (8.2)       (8.7)
Interest Expense 0.1         0.1         0.0         0.0         1.8         1.8         -        -        -        -
Depreciation and Amortization 2.2         2.2         3.3         3.3         1.5         1.5         0.1         0.1         0.3         0.3
EBITDA 7.0         6.5         6.6         6.2         1.8         1.3         (2.6)       (3.1)       (7.8)       (8.3)
2008 1st Quarter
Revenue 15.0       14.8       4.4         4.2         1.7         1.6         0.7         0.5         1.1         1.0
Pretax Net Income 1.0         0.9         0.7         0.6         (1.4)       (1.5)       (0.8)       (0.9)       (2.0)       (2.1)
Interest Expense 0.0         0.0         0.0         0.0         0.4         0.4         -        -        -        -
Depreciation and Amortization 0.5         0.5         0.8         0.8         0.4         0.4         -        -        0.1         0.1
EBITDA 1.6         1.4         1.5         1.4         (0.6)       (0.7)       (0.7)       (0.9)       (1.9)       (2.0)
2008 2nd Quarter
Revenue 16.0       15.8       4.5         4.4         2.2         2.1         0.8         0.6         1.0         0.9
Pretax Net Income 1.1         1.0         0.8         0.7         (0.8)       (0.9)       (0.7)       (0.8)       (2.1)       (2.2)
Interest Expense 0.0         0.0         0.0         0.0         0.4         0.4         -        -        -        -
Depreciation and Amortization 0.5         0.5         0.8         0.8         0.3         0.3         -        -        0.1         0.1
EBITDA 1.7         1.6         1.6         1.5         -        (0.1)       (0.7)       (0.8)       (2.0)       (2.1)
2008 3rd Quarter
Revenue 16.8       16.7       4.7         4.6         3.3         3.2         0.8         0.6         1.0         0.9
Pretax Net Income 1.2         1.1         0.9         0.8         0.1         (0.1)       (0.7)       (0.8)       (2.1)       (2.2)
Interest Expense 0.0         0.0         0.0         0.0         0.5         0.5         -        -        -        -
Depreciation and Amortization 0.5         0.5         0.9         0.9         0.4         0.4         -        -        0.1         0.1
EBITDA 1.7         1.6         1.8         1.6         0.9         0.8         (0.6)       (0.8)       (2.0)       (2.1)
2008 4th Quarter
Revenue 18.3       18.2       4.9         4.7         3.8         3.7         0.8         0.7         1.0         0.8
Pretax Net Income 1.5         1.4         0.9         0.8         0.6         0.4         (0.6)       (0.7)       (2.1)       (2.2)
Interest Expense 0.0         0.0         0.0         0.0         0.5         0.5         -        -        -        -
Depreciation and Amortization 0.5         0.5         0.9         0.9         0.4         0.4         -        -        0.1         0.1
EBITDA 2.1         2.0         1.8         1.7         1.5         1.3         (0.6)       (0.7)       (2.0)       (2.1)
In millions of dollars
*Note: totals may not add due to rounding  Guidance reflects anticipated changes in segment accounting for 2008.

2008 Annual Segment Guidance
Total
Business CAPCO Intercompany Total Total
Segments Segment Eliminations Current Accounting with adoption of SFAS 159*
High Low
Current
Accounting
Adoption of
SFAS 159* High Low High Low
2008 Full Year
Revenue 102.6            100.0            5.1                     6.1                     (4.6)                  103.1            100.5            104.1            101.5
Pretax Net Income (4.3)               (6.7)               (12.6)                (5.3)                  -                   (16.9)             (19.3)             (9.6)               (12.0)
2008 1st Quarter
Revenue 22.9              22.1              1.3                     1.5                     (1.2)                  22.9              22.2              23.2              22.4
Pretax Net Income (2.5)               (3.0)               (3.2)                  (1.4)                  -                   (5.7)               (6.3)               (3.8)               (4.4)
2008 2nd Quarter
Revenue 24.5              23.7              1.3                     1.5                     (1.1)                  24.6              23.9              24.9              24.2
Pretax Net Income (1.6)               (2.2)               (3.1)                  (1.3)                  -                   (4.7)               (5.3)               (2.9)               (3.5)
2008 3rd Quarter
Revenue 26.6              26.0              1.3                     1.6                     (1.1)                  26.8              26.2              27.0              26.5
Pretax Net Income (0.6)               (1.2)               (3.1)                  (1.3)                  -                   (3.7)               (4.3)               (1.9)               (2.5)
2008 4th Quarter
Revenue 28.8              28.1              1.3                     1.6                     (1.1)                  28.9              28.3              29.2              28.6
Pretax Net Income 0.4                (0.3)               (3.1)                  (1.3)                  -                   (2.8)               (3.4)               (1.0)               (1.6)
In millions of dollars
Note: Totals may not add due to rounding. Guidance reflects anticipated changes in segment accounting for 2008.
*In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” ("SFAS 159”). SFAS
No. 159 permits companies to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is exploring adoption of SFAS 159 in connection with the accounting for the Capco segment operations commencing January 1, 2008. If adopted and applied by the Company to certain financial instruments in the Capco segment, SFAS 159 will have a material non-cash effect on the Company’s statement of operations and financial position. The Company expects that adoption will result in a decrease in future non-cash losses associated with the Capco segment, as shown for demonstration purposes in the estimates above, and a one-time reduction of the Company’s retained earnings of between $20 million and
$25 million.

2008 Initiatives
Adopt accounting treatment to simplify financials; focus on
operations
Lending initiatives
Outbound marketing programs
Project CDIA
Bundled product offerings
Industry target marketing

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